UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act o f 1934


                                  June 25, 2001
                                  -------------
                                  Date of Report
                       (Date of earliest event reported)



                         TEAM SPORTS ENTERTAINMENT, INC.
                         ------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                0-23100                   22-2649848
            --------                -------                   ----------
(State or other jurisdiction      (Commission                (IRS Employer
         of incorporation)        File Number)               Identification No.)


                 1111 South Main, Suite 127, Grapevine, TX 76051
                 -----------------------------------------------
                     (Address of principal executive offices)


                                 (817) 410-5708
                                 --------------
                         Registrant's telephone number

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The registrant has dismissed its former principal accountants, Bonadio & Co., LLP of Rochester, New York and engaged Guest & Company, P.C. of Tulsa, Oklahoma, as its principal accountants. The change was made effective June 25, 2001.

         During the two most recent fiscal years of the registrant and the subsequent interim period until June 25, 2001, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused them to make reference in connection with their report to the subject matter of the disagreements.

         The report of the former principal accounts on the financial statements of the registrant for either of the past two years contained no adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to change accountants was approved by the Board of Directors of the registrant.

         The registrant has provided Bonadio & Co., LLP with a copy of this disclosure and has requested that Bonadio & Co., LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of Bonadio & Co., LLP's letter to the SEC, dated June 27, 2001, is filed as
Exhibit 16 to the Form 8-K.)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              TEAM SPORTS ENTERTAINMENT, INC.


                                              By /s/ Terry Washburn, President


Date:   June 27, 2001





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

                                  EXHIBIT INDEX


Exhibit                                                                Page
Number           Description                                          Number

16               Letter from Bonadio & Co., LLP dated June 27, 2001     4





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

Exhibit 16
----------




                                                                  June 27, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commisioners:

We have read the statements made by Team Sports Entertainment, Inc. (Commission File Number 0-23100) (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated June 25, 2001. We agree with the statements concerning our Firm in such Form 8-K.

                                                     Very truly yours,



                                                     /s/ BONADIO & CO., LLP





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Attachment



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